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                                                                       EXHIBIT 4


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SURF 2006-BC1
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*** PLEASE FILL IN THE WAL'S & WINDOWS FOR THE BOTTOM 3 SCENARIOS (ONLY) ***
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                                                TRANCHE, RATINGS                                           TRANCHE, RATINGS
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NO PREPAY STRESS                                        M6
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                                  FWD LIBOR/SWAP SHIFT        FORWARD LIBOR           +200BP          FORWARD LIBOR      +200BP
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                                    PREPAY ASSUMPTIONS      1.00x Base Case       1.00x Base Case   1.00x Base Case  1.00x Base Case
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

LOSS SEVERITY: 40%
RECOVERY DELAY: 12 MONTHS
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                             % Cum Loss Yield Break  232,359,042.62 (15.49%) 211,247,768.94 (14.08%)
                                  CDR - Yield Break                   19.09                  16.71
                    % Cum Loss 1st $ Principal Loss  220,351,998.41 (14.69%) 195,505,733.76 (13.03%)
                         CDR - 1st $ Principal Loss                   17.72                  15.05
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LOSS SEVERITY: 60%
RECOVERY DELAY: 12 MONTHS
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                             % Cum Loss Yield Break  246,408,889.98 (16.43%) 221,778,953.95 (14.79%)
                                  CDR - Yield Break                   12.01                  10.52
                    % Cum Loss 1st $ Principal Loss  231,951,722.39 (15.46%) 203,531,483.89 (13.57%)
                         CDR - 1st $ Principal Loss                   11.13                   9.47
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LOSS SEVERITY: 40%
RECOVERY DELAY: 12 MONTHS. NO ADVANCE
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                             % Cum Loss Yield Break  201,786,607.84 (13.45%) 178,683,399.88 (11.91%)
                                  CDR - Yield Break                   15.71                  13.37
                    % Cum Loss 1st $ Principal Loss  190,418,235.55 (12.69%) 164,782,707.00 (10.99%)
                         CDR - 1st $ Principal Loss                   14.54                  12.05
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LOSS SEVERITY: 60%
RECOVERY DELAY: 12 MONTHS. NO ADVANCE
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                             % Cum Loss Yield Break  221,835,286.66 (14.79%) 196,933,964.74 (13.13%)
                                  CDR - Yield Break                   10.53                   9.10
                    % Cum Loss 1st $ Principal Loss  208,178,527.60 (13.88%) 180,500,652.65 (12.03%)
                         CDR - 1st $ Principal Loss                    9.74                   8.20
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


                                                                              M6
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                              FWD LIBOR/SWAP SHIFT         FORWARD LIBOR             +200BP                   +200BP
                                PREPAY ASSUMPTIONS        1.00x Base Case        0.50x Base Case            Fixed - 50%
                                                                                                          Floating - 100%
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

LOSS SEVERITY: 50%
RECOVERY DELAY: 12 MONTHS
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                             % Cum Loss Yield Break  240,612,045.93 (16.04%)  306,658,190.80 (20.44%)  225,399,825.84 (15.03%)
                                  CDR - Yield Break                   14.75                    11.05                   11.84
                    % Cum Loss 1st $ Principal Loss  227,222,893.98 (15.15%)  287,775,922.10 (19.19%)  204,795,906.10 (13.65%)
                         CDR - 1st $ Principal Loss                   13.68                    10.03                    10.41
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LOSS SEVERITY: 50%
RECOVERY DELAY: 12 MONTHS. NO ADVANCE
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                             % Cum Loss Yield Break  213,214,152.04 (14.21%)  268,170,139.39 (17.88%)  196,521,461.55 (13.10%)
                                  CDR - Yield Break                   12.60                     9.04                     9.86
                    % Cum Loss 1st $ Principal Loss  200,593,077.36 (13.37%)  251,093,663.36 (16.74%)  178,204,085.63 (11.88%)
                         CDR - 1st $ Principal Loss                   11.66                     8.23                     8.69
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                                       Average Life:                   7.36                    12.07                     9.51
                                     Window (Dates):          Nov12 - Apr14            Jun17 - Jan19            Aug14 - Dec16
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


                                                                                         0
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                              FWD LIBOR/SWAP SHIFT           FORWARD LIBOR              +200BP                         +200BP
                                PREPAY ASSUMPTIONS          1.00x Base Case         0.50x Base Case                Fixed - 50%
                                                                                                                 Floating - 100%
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
LOSS SEVERITY: 50%
RECOVERY DELAY: 12 MONTHS
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                             % Cum Loss Yield Break
                                  CDR - Yield Break
                    % Cum Loss 1st $ Principal Loss
                         CDR - 1st $ Principal Loss
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LOSS SEVERITY: 50%
RECOVERY DELAY: 12 MONTHS. NO ADVANCE
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                             % Cum Loss Yield Break
                                  CDR - Yield Break
                    % Cum Loss 1st $ Principal Loss
                         CDR - 1st $ Principal Loss
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                                       Average Life:
                                     Window (Dates):
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



SURF 2006-BC1

*** PLEASE FILL IN THE WAL'S & WINDOWS FOR THE BOTTOM 3 SCENARIOS (ONLY) ***

                                                       TRANCHE, RATINGS
-----------------------------------------------------------------------------------------------------
NO PREPAY STRESS                                                 M6
-----------------------------------------------------------------------------------------------------
                           FWD LIBOR/SWAP SHIFT    FORWARD LIBOR       +200BP
                             PREPAY ASSUMPTIONS   1.00x Base Case   1.00x Base Case
-----------------------------------------------------------------------------------------------------

LOSS SEVERITY: 40%
RECOVERY DELAY: 12 MONTHS
-----------------------------------------------------------------------------------------------------
                         % Cum Loss Yield Break            15.49%            14.08%
                              CDR - Yield Break            19.09             16.71
                % Cum Loss 1st $ Principal Loss            14.69%            13.03%
                     CDR - 1st $ Principal Loss            17.72             15.05
-----------------------------------------------------------------------------------------------------
LOSS SEVERITY: 60%
RECOVERY DELAY: 12 MONTHS
-----------------------------------------------------------------------------------------------------
                         % Cum Loss Yield Break            16.43%            14.79%
                              CDR - Yield Break            12.01             10.52
                % Cum Loss 1st $ Principal Loss            15.46%            13.57%
                     CDR - 1st $ Principal Loss            11.13              9.47
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LOSS SEVERITY: 40%
RECOVERY DELAY: 12 MONTHS. NO ADVANCE
-----------------------------------------------------------------------------------------------------
                         % Cum Loss Yield Break            13.45%            11.91%
                              CDR - Yield Break            15.71             13.37
                % Cum Loss 1st $ Principal Loss            12.69%            10.99%
                     CDR - 1st $ Principal Loss            14.54             12.05
-----------------------------------------------------------------------------------------------------
LOSS SEVERITY: 60%
RECOVERY DELAY: 12 MONTHS. NO ADVANCE
-----------------------------------------------------------------------------------------------------
                         % Cum Loss Yield Break            14.79%            13.13%
                              CDR - Yield Break            10.53              9.10
                % Cum Loss 1st $ Principal Loss            13.88%            12.03%
                     CDR - 1st $ Principal Loss             9.74              8.20
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                                                                             M6
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                           FWD LIBOR/SWAP SHIFT    FORWARD LIBOR         +200BP           +200BP
                             PREPAY ASSUMPTIONS   1.00x Base Case   0.50x Base Case     Fixed - 50%
                                                                                      Floating - 100%
-----------------------------------------------------------------------------------------------------
LOSS SEVERITY: 50%
RECOVERY DELAY: 12 MONTHS
-----------------------------------------------------------------------------------------------------
                         % Cum Loss Yield Break            16.04%            20.44%            15.03%
                              CDR - Yield Break            14.75             11.05             11.84
                % Cum Loss 1st $ Principal Loss            15.15%            19.19%            13.65%
                     CDR - 1st $ Principal Loss            13.68             10.03             10.41
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LOSS SEVERITY: 50%
RECOVERY DELAY: 12 MONTHS. NO ADVANCE
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                         % Cum Loss Yield Break            14.21%            17.88%            13.10%
                              CDR - Yield Break            12.60               9.04             9.86
                % Cum Loss 1st $ Principal Loss            13.37%            16.74%            11.88%
                     CDR - 1st $ Principal Loss            11.66               8.23             8.69
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                                  Average Life:             7.36              12.07             9.51
                                Window (Dates):    NOV12 - APR14      JUN17 - JAN19    AUG14 - DEC16
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